UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                  February 6, 2023

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 6, 2023, the Audit Committee of the Board of Directors (the “Board”) of Accelerate Diagnostics, Inc. (the “Company”), in consultation with members of the Company’s management, determined that the Company’s previously issued interim condensed consolidated financial statements as of and for the three months ended March 31, 2022, three and six months ended June 30, 2022 and three and nine months ended September 30, 2022 (collectively, the “2022 Interim Financial Statements”), should no longer be relied upon due to the error in the balance sheet classification of the Company’s 2.50% Senior Convertible Notes due 2023 (the “Notes”) described below.

In March and April 2018, the Company issued $171.5 million aggregate principal amount of Notes, which have a maturity date of March 15, 2023, unless earlier converted or repurchased. Between September 2021 and August 2022, the Company entered into certain exchange transactions pursuant to which the Company exchanged $114.9 million aggregate principal amount of Notes for one or a combination of: shares of the Company’s common stock, a secured promissory note and/or warrants to purchase the Company’s common stock. As of the date of this Current Report on Form 8-K, $56.6 million aggregate principal amount of Notes remain outstanding.

The balance sheets contained in each of the 2022 Interim Financial Statements classified the Notes as a non-current liability with a net carrying amount of $115.8 million, $105.8 million and $56.3 million as of March 31, 2022, June 30, 2022 and September 30, 2022, respectively. Pursuant to Accounting Standards Codification (“ASC”) 210-10-45, current classification is required for convertible debt if the settlement in cash is expected to occur within 12 months, subject to the issuer’s intent and ability to refinance the debt on a long-term basis pursuant to ASC 470-10-45. The identification of the error arose in connection with the Company’s year-end close and audit procedures for the year ended December 31, 2022, whereby the Company determined that, as of the respective balance sheet dates for each of the 2022 Interim Financial Statements, its intent to refinance the Notes on a long-term basis was not supported by an ability to consummate the refinancing of all or a portion of the Notes in accordance with ASC 470-10-45. Accordingly, the Notes (or a portion thereof, as applicable in the specific period) should have been classified as a current liability in the balance sheets contained in each of the 2022 Interim Financial Statements.

The reclassification of the Notes from a long-term liability to a current liability requires the 2022 Interim Financial Statements to be restated. The Company will also correct other immaterial amounts in the 2022 Interim Financial Statements. The Company does not expect the restatement adjustments to the 2022 Interim Financial Statements to materially impact its previously reported condensed consolidated statements of operations and comprehensive loss, condensed consolidated statements of cash flows or condensed consolidated statements of stockholders’ deficit. The Company intends to file amended Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 (collectively, the “Amended Form 10-Qs”) with the restated 2022 Interim Financial Statements and certain other updated disclosures in connection with the restatements as soon as practicable.

In connection with the forthcoming filings of the Amended Form 10-Qs, applicable accounting rules require the Company to make an updated assessment as of the date of the amended filings of whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern during the twelve months from the date of the respective filing of the Amended Form 10-Qs. This updated assessment is required to include an assessment of the Company’s ability to meet its operating and other contractual cash obligations, including debt service requirements, over the twelve-month period commencing as of the date of the respective filing of the Amended Form 10-Qs. The Company believes that the Amended Form 10-Qs will include disclosure expressing substantial doubt about the Company’s ability to continue as a going concern as of the date of the respective filing of the Amended Form 10-Qs.

Additionally, management and the Audit Committee have reviewed the effect of the error in the balance sheet classification of the Notes on the Company’s prior conclusions of the effectiveness of its internal control over financial reporting and disclosure controls and procedures as of the end of each of the applicable periods covered by the Amended Form 10-Qs. As a result of this review, the Amended Form 10-Qs will include disclosure regarding management’s determination about the existence of any material weakness in the Company’s internal control over financial reporting as of the end of each of the affected periods and the effectiveness of the Company’s disclosure controls and procedures as of the end of each of the affected periods.

The Audit Committee of the Board and members of the Company’s management have discussed the foregoing matters disclosed in this Item 4.02 with Ernst & Young LLP.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company’s judgment as of the date of this report. Such forward-looking statements include, but are not limited to, statements relating to the Company’s intent to restate the 2022 Interim Financial Statements; the Company’s belief that the Amended Form 10-Qs will likely include disclosure expressing substantial doubt about the Company’s ability to continue as a going concern as of the date of the filings of the Amended Form 10-Qs; and the Company’s plan to include disclosure in the Amended Form 10-Qs regarding management’s determination about the existence of any material weakness in the Company’s internal control over financial reporting as of the end of each of the affected periods and the effectiveness of the Company’s disclosure controls and procedures as of the end of each of the affected periods. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Reports on Form 10-Q filed with the SEC during 2022, as well as in its subsequent filings with the SEC. These forward-looking statements are made only as the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)
Date: February 9, 2023
/s/ Steve Reichling
Steve Reichling
Chief Financial Officer